UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2019
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company []
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2019, the Board of Directors (the Board) of Markel Corporation (the Company), upon the recommendation of the Compensation Committee of the Board, approved an amendment to the Markel Corporation 2016 Employee Stock Purchase and Bonus Plan (the 2016 Plan). A description of the 2016 Plan is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 29, 2019. Prior to the amendment, the 2016 Plan included a loan program designed to facilitate the purchase of shares of the Company’s common stock by employees who were not executive officers or directors. As a result of the amendment, however, as of May 16, 2019, the loan program was discontinued and employees may no longer obtain loans from the Company for the purpose of purchasing shares of the Company's common stock under the 2016 Plan. Loans outstanding as of May 16, 2019 continue to be governed by the terms of the 2016 Plan. Except as described above, all other material terms of the 2016 Plan remain in effect.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Markel Corporation was held on May 13, 2019. At the annual meeting, shareholders (i) elected directors to serve until the 2020 Annual Meeting of Shareholders or until their respective successors are elected, (ii) approved an advisory vote on executive compensation and (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2019.
The results of the meeting were as follows:
Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

K. Bruce Connell	10,243,829.90	67,925.90	13,014.00	2,021,495.20
Thomas S. Gayner	9,759,264.00	526,163.80	39,342.00	2,021,495.20
Stewart M. Kasen	9,679,022.50	633,037.40	12,710.00	2,021,495.10
Alan I. Kirshner	9,763,978.00	545,591.80	15,200.00	2,021,495.20
Diane Leopold	10,121,657.30	190,017.60	13,095.00	2,021,495.10
Lemuel E. Lewis	9,884,642.00	426,804.80	13,323.00	2,021,495.20
Anthony F. Markel	9,755,392.00	554,367.80	15,010.00	2,021,495.20
Steven A. Markel	9,508,710.60	802,264.30	13,795.00	2,021,495.10
Darrell D. Martin	9,487,012.50	823,600.40	14,157.00	2,021,495.10
Michael O'Reilly	10,112,773.00	198,855.80	13,141.00	2,021,495.20
Michael J. Schewel	10,117,332.50	194,210.40	13,227.00	2,021,495.10
Richard R. Whitt, III	10,089,966.00	220,862.80	13,941.00	2,021,495.20
Debora J. Wilson	10,234,264.80	78,410.10	12,095.00	2,021,495.10
Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,105,600.10	124,637.90	94,531.90	2,021,495.10
Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
11,907,409.00	417,035.00	21,821.00	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 17, 2019	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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